DELAWARE GROUP® GOVERNMENT FUND

Delaware Emerging Markets Debt Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus dated November 28, 2018

Effective the date of this supplement, the following replaces the information in the section entitled “Fund summary — Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Alex Kozhemiakin, CFA	Senior Vice President, Head of Emerging Markets Debt	September 2019
Mansur Z. Rasul	Senior Vice President, Senior Portfolio Manager	July 2016
Sean M. Simmons, CFA, CMT	Vice President, Currency/Sovereign Debt Trader, Portfolio Manager	July 2016

Effective the date of this supplement, the following replaces the biographical information in the section entitled “Who manages the Fund — Portfolio managers”:

Alex Kozhemiakin and Mansur Z. Rasul have primary responsibility for making day-to-day investment decisions for the Fund.  In making investment decisions for the Fund, Messrs. Kozhemiakin and Rasul regularly consult with Sean M. Simmons.

Alex Kozhemiakin, CFA Senior Vice President, Head of Emerging Markets Debt
Alex Kozhemiakin joined Macquarie Investment Management (MIM) in December 2018 as head of emerging markets debt. He is responsible for leading the team, providing views on emerging markets fixed income, and portfolio management. Kozhemiakin manages the entire range of emerging markets debt strategies, from local currency debt to US dollar-denominated sovereign and corporate bonds. He has well-established connections with global consultants and has managed assets for a broad spectrum of clients including national and state pension plans, sovereign wealth funds, and central banks. Prior to joining MIM, Kozhemiakin was head of emerging markets debt at Standish, a subsidiary of BNY Mellon, from February 2007 to January 2016. In his time at Standish, he built an emerging markets debt business from the ground up, and at its peak his team was managing $US16 billion. Prior to his role at Standish, he worked as a portfolio manager and analyst at Putnam Investments from 1999 to 2007. Kozhemiakin holds a Ph.D. in political science (International Relations) from the University of Illinois and a post-doctoral fellowship from Harvard University.

Mansur Z. Rasul Senior Vice President, Senior Portfolio Manager
Mansur Z. Rasul is a senior portfolio manager for the firm’s emerging markets credit strategy, a role he assumed in July 2016. He rejoined the firm in April 2012 as head of emerging markets trading. During his previous time at Macquarie Investment Management (MIM) from 2004 to 2007, he was an analyst on the firm’s fixed income team. From May 2011 to December 2011, Rasul worked with ING Financial Markets, where he was responsible for emerging markets credit trading and structuring. Prior to that, he worked for

Daiwa Capital Markets America as director of the firm’s fixed income syndicate, responsible for the placement of all fixed income products to US-based accounts from 2009 to 2011. Previously, he worked with Merrill Lynch as an associate responsible for Asian credit trading from 2007 to 2009. Rasul received his bachelor’s degree in economics, with a minor in political science, from Northwestern University.

Sean M. Simmons, CFA, CMT Vice President, Currency/Sovereign Debt Trader, Portfolio Manager
Sean M. Simmons is the trading specialist for the firm’s international bond group, where his responsibilities include non-dollar bonds and currencies. Prior to joining Macquarie Investment Management (MIM) in October 2007, he was a proprietary derivatives trader for Wolverine Trading from 2001 to 2005, and also worked as an options strategist for Susquehanna International Group from 2006 to 2007. Simmons received a bachelor’s degree in financial economics from Rutgers University and a master’s in finance from London Business School. He is a member of the CFA Society of Philadelphia.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 27, 2019.